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SECURITY DEVICES INTERNATIONAL INC.

September 2018 Investor Presentation


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Saving lives by providing safe, effective and reliable non-lethal alternatives for law enforcement and self-defense

safe harbor / company risks and uncertainties

This presentation contains forward-looking statements within the "safe harbor" provisions of the private Securities Litigation Reform Act of 1995. All statements other than those that are purely historical are forward looking statements.

Because these forward-looking statements involve risks and uncertainties, there are important factors that could cause our actual results to differ materially from those in the forward-looking statements. Information regarding factors that could cause results to differ can be found in our latest quarterly financial reports, our annual report on Form 10-K for the fiscal year ended November 30, 2017, and our subsequent filings with the U.S. Securities and Exchange Commission, all of which are available on securitydii.com.

These forward-looking statements are based on information as of September 2018. We assume no obligation to publicly update or revise our forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized.

Relative to the Company

The Company will need additional financing to continue its operations if it is unable to generate substantial revenue growth. The Company's future success is dependent upon its ability to raise sufficient capital or generate adequate revenue, to cover its ongoing operating expenses, and also to continue to develop and be able to profitably market its products. There can be no assurance that such financing will be available at all or on favorable terms.

Relative to the New Projects

The new Personal Security Devices (PSDs) are in the final prototyping phase and unforeseen changes to the design and/or manufacturing processes could delay release.

The Company is reliant on suppliers and a third-party logistic firm for manufacturing, final assembly, testing, kitting and order fulfillment. Changes in management, finances, implementation of procedures, conformance to local and national regulations, or other interruptions to daily operations, natural or man-made, could delay release.

Although designed as non-lethal devices and built on a long history of proven-safe technologies, the use of these devices could conceivably cause unforeseen serious injury or loss of life resulting in legal action.

These factors raise doubt about the ability of the Company to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty; such adjustments could be material.

our mission

Security Devices International's ("SDI") or (the "Company") mission is to SAVE LIVES! By using state-of-the-art patented technology, we offer consumers, private security, law enforcement and military personnel the ability to disarm a threat without resorting to deadly force and more importantly without jeopardizing their own lives. SDI's products are designed to allow individuals with little training to disarm myriad threats at long standoff distances – before the situation escalates out of control.

our vision

Today there are two equal and opposite societal forces that are in direct conflict. On the one hand, civil unrest is increasing on a global basis. In the U.S., school shootings and other mass killings are becoming so commonplace that most incidents no longer make the news. Violence is on the rise around the globe. Citizens are desperate for a means to protect themselves and their families. On the other hand, in many societies around the globe and in many communities right here is the U.S., there is strong push back against the widespread availability of firearms and the perceived unnecessary use of lethal force by police in dealing with unarmed assailants. SDI's vision is to operate at the intersection of these two opposing forces by providing citizens and law enforcement professionals alike a non-lethal means of self-defense that is both safe and effective.

opportunity highlights

strong tailwinds driving consumer and private security demand for non-lethal personal security devices

global market for non-lethal weapons expected to reach $11.9 billion by 2023[1]

personal security devices ("PSD") allow de-escalation of dangerous situations before things go bad

extensive portfolio of intellectual property enables development of wide array of non-lethal products

large addressable market that includes consumers on both sides of the gun ownership issue

large U.S. consumer market (120,000,000 households and estimated 97,500,000 gun owners)[2]

considerable market outside the U.S. where gun restrictions create demand for non-lethal alternatives

significant management experience with the non-lethal law enforcement market

increasing public demand for law enforcement to employ non-lethal alternatives to deadly force

(1) Stratistics MRC. Non-Lethal Weapons – Global Market Outlook (2017-2023)
(2) 2017 US Census. Pew Research Center Survey. Figure computed using 30% of US population owning guns multiplied by US Census 2017 population of 325,000,000.

expansive market opportunity beyond law enforcement



SCHOOLS AND CAMPUSES
OTHER COUNTRIES WHERE GUN POLICY IS RESTRICTIVE
CASH IN TRANSIT COMPANY EMPLOYEES
SOUTH AFRICAN MARKET:
14,500,000 Households(2)
MEXICAN MARKET:
22,000,000 Households(4)
PRIVATE SECURITY OUTSIDE US
OUTDOORS / CAMPERS PROTECTION
DOMESTIC CONSUMER MARKET (HOMEOWNERS)
126,224,000 Households(1)
BOATERS (US)
17,000,000 Recreational Boats(9)
GUN OWNERS (US)
97,500,000 Gun Owners(10)
ISRAELI MARKET:
2,258,000 Households(12) and Israeli Defense Forces (IDF)
BRAZILIAN MARKET:
67,600,000 Households(3)
PRIVATE SECURITY (US)
1,105,440 Security Guards(6)
TRUCKERS (US)
3,500,000 Truckers(11)
US LAW ENF. MARKET(5)
1,130,039 Officers(5)
INTERNATIONAL LAW ENF. MARKET (TOP 10)
7,400,000 Officers(8)
US MILITARY MARKET
1,348,400 Military Personnel(7)
40MM BIP Addressable Market
Domestic (US) byrna HD / PE Addressable Market
Markets that have expressed interest in the byrna and finned projectile technology

Note: Shapes are an illustration and not intended to show exact scale or magnitude.

(1) 2017 US Census.
(2) 2011 South African Census.
(3) 2010 Brazil IBGE Census.
(4) 2016 Mexico ENIGH National Survey of Household Income.
(5) US Law Enforcement Market is full-time sworn officers in law enforcement agencies as defined in BJS/DOJ report plus total employment of correctional officers and jailers according to May 2017 BLS report. US DOJ August 2018 Statistical Brief and BLS May 2017 Statistics on Correctional Officers and Jailers.
(6) BLS May 2017.
(7) World Bank Data for US armed personnel.
(8) Estimation based on the total of top 10 largest police forces on Wikipedia list of countries by number of police officers.
(9) National Marine Manufacturers Association Policy Brief, Basic Facts of Recreational Vessel Population and Recreational Boating Demographics
(10) Pew Research Center Survey. Figure computed using 30% of US population owning guns multiplied by US Census 2017 population of 325,000,000.
(11) American Trucking Association 2016.
(12) Israel Central Bureau of Statistics 2013.

current products

SDI Family of 40MM Impact Munitions


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SDI's flagship non-lethal product for law enforcement

Uses SDI's patented collapsible gel head technology

Shoots out of 40MM Launcher

Fired using .38 blank propulsion charge

Restricted to Law Enforcement / Corrections Market

Recent Developments

- Master Distributor agreement signed with AirTronic USA for global military market and ongoing discussions with a distributor for corrections market, eliminating the need for in-house 40MM sales team resulting in SG&A savings of $450,000 annually
- Federal Bureau of Prisons (FBOP) has set requirements for all federal correctional facilities to stock minimum quantities of the SDI 40MM BIP in their Use of Force manual
- The Quebec Provincial Police transitioned to arming their officers with the SDI 40MM BIP during the G7 Summit this past June
- UAE Armed Forces (GHQ) has ordered products for testing
- Invested $200,000 in higher capacity 40MM production molds to bring down cost of manufacturing. Lower cost structure expected Q4 2018

BIP Patent Collapsible Head Technology


Main Body
Collapsible Gel Head
Styrofoam Cap
Expander
Collapsed Gel Head

products launching late 2018 / 2019

byrna Personal Security Devices ("PSD")





byrna HD





byrna PE

byrna HD in development – expected late 2018 release

byrna PE in development and expected release in 2019

Shoots a pepper filled projectile causing temporary blindness and difficulty breathing

No restrictions to carry the byrna[1]

Recent Developments

- Single shot working prototype completed August 2018
- Sourcing of suppliers for 118 piece parts for the byrna HD completed
- MOU signed with a South African gun distributor to take stocking order of 1,000 units once product is available – expected delivery October 2018. It is reported that up to 191,488 will need to register their guns in South Africa or risk forfeiture due to a recent constitutional court clarification in South Africa. The Company believes this to be an immediate tailwind and instantly addressable market for the byrna HD.[2]
- Fully functional prototypes completed first week of September 2018 for testing and production of marketing content
- Introductory retail price for byrna HD to be sub $199 USD



(1) Refers to the US market. Some restrictions apply in certain jurisdictions for the pepper filled rounds.
(2) Daily Maverick. South Africa. https://www.dailymaverick.co.za/article/2018-06-21-concourts-firearms-control-act-ruling-gives-a-clear-direction-on-gun-licensing.

byrna HD – the mid range personal security device "psd"

<u>Highly sophisticated consumer personal security device</u> – contains 118 custom parts and relies on three proprietary patents to achieve compact size and "point & shoot" capability

- Shoots highly potent .68 caliber pepper filled rounds – causes temporary blindness and difficulty breathing
- Sleek ergonomic design – 7.3" by 5.6" + 1.2" grip *(the glock 19 service pistol is 7.3" by 5.0" + 1.2" grip)*
- Initially available in U.S. in "safety orange" / black contrast to indicate non-lethal
- Will be mass marketed to consumers for personal defense
- Compressed gas-fired by using 8 gram CO_2 cartridge
- Magazine capacity - 7 rounds
- Operational range of up to 150 feet
- Accurate up to +/- 4" at 60 feet
- NOT a firearm – NO license required


7.3 in
5.6 in

<u>Ideal for:</u>

Home Owners (126,224,000 US Households)(1)

Gun Enthusiasts (97,500,000 Gun Owners)(2)

Boaters (17,000,000 Vessels)(3)

Truckers (3,500,000 Truckers)(4)

RV's / Campers

Existing Pepper Spray Owners

(1) 2017 US Census.
(2) Pew Research Center Survey. Figure computed using 30% of US population owning guns multiplied by US Census 2017 population of 325,000,000.
(3) National Marine Manufacturers Association Policy Brief. Basic Facts of Recreational Vessel Population and Recreational Boating Demographics
(4) American Trucking Association 2016.

byrna PE – the long range "professional edition" PSD

High end personal security device capable of delivering larger payloads with greater accuracy - aimed at the professional market (law enforcement and private security) as well as gun enthusiasts.

- Shoots highly potent FINNED .49 caliber pepper filled rounds – more accurate
- Increased ergonomic design – 7.5" by 5.5" + 1.3" grip
- Will be marketed towards law enforcement and private security
- Dead-center accuracy with SDI's patented stabilized finned projectile technology
- Available initially in the U.S. in safety yellow / black
- Compressed gas-fired by 8 gram CO2 cartridge
- Magazine capacity - 12 rounds
- Operational range to be in excess of 150 feet
- Accurate to +/- 4" at 100 (beyond the capability of most users)



7.5 in
BYRNA PE
5.5 in

Ideal for:

Private Security / Cash in Transit Officers

Campus Police

First Responders

Gun Enthusiasts

Domestic Law Enforcement

Global Law Enforcement / Military

the timing is right for the byrna


Community Support For Self Protection and Gun Rights
Heavy Tension Between Divided Camps
Community Resistance Towards Guns and the Use of Lethal Force

- Both sides agree that there is a need for a safe, effective means for individuals and communities to protect themselves without resorting to lethal force
- Current non-lethal alternatives – Mace, Pepper Spray, Tasers, Stun Guns – are all short range devices that are used in "up close" encounters – most with operational ranges of less than 21 feet
- Officers are commonly trained in use of force protocols(1) that once an assailant is within **21 feet** of the officer, the officer does not have sufficient time to defend themselves – hence the **21 feet** rule that allows the use of deadly force once an attacker is within that distance
- The byrna HD PSD allows individuals to stop an attacker at distances up to 60' and the byrna PE PSD will have an effective range in excess of 100 feet
- Home owners can take comfort in knowing that despite the fact that the byrna HD will effectively subdue an assailant, causing temporary blindness and restricted breathing. It will not cause permanent injury or death like a lethal weapon

(1) PoliceMag.com, LawOfficer.com, Officer.com, Tueller drill.

byrna HD product comparison

Product Comparison – Personal Safety Device



Size Comparison
byrna HD (orange) vs Salt Supply S1



byrna HD prototype in holster

- "Real pistol" safety design and functionality makes it **easily adoptable for officers and gun owners**
- Projectiles will be retained in the receiver when magazine is ejected, preventing dropping
- byrna HD can be carried in **concealed fashion (holster or purse)**
- byrna HD is **point and shoot** unlike competitors. SDI has patent pending on the internal workings of the pistols that enables this unique feature
- Extremely gas efficient valve design which allows for more shots per CO2 canister

Alternatives to Personal Safety Devices

	Range	Use and Disadvantages
byrna HD	Mid – Long Range	Semi-automatic. 7 round magazine capacity. Shoots .68 caliber pepper filled round balls at assailant causing temporary blindness and breathing difficulty
byrna PE	Mid – Long Range	Semi-automatic. 12 round magazine capacity. Shoots .49 caliber pepper filled FINNED ballistic round. Incorporates all of byrna HD technology
BolaWrap	Short Range	Shoots a tether at legs to restrain targets but is single use. Risk of retaliation
Reflex Protect	Short Range	Disperses OC/CS further than standard pepper spray. Short range and single use
Batons	Short Range	Used to induce pain for compliance. No distance, extremely short range
Pepper Spray	Short Range	Shoots pepper irritant at eye but extremely short range and single use
Taser / Stun Guns	Short Range	Electrical shock delivery. Chance of tangling. Potentially lethal. Limited range.
Pistol (Glock 17 / 19)	Short – Long Range	Lethal force. Either excessive force or too little force resulting in death on either side

Established Market | Competitor Alternatives | SDI's byrna

patents

SDI has a large intellectual property portfolio covering a wide array of patents and designs for non-lethal technologies:

- U.S. Patents…………………………7
- International Patents…………..4
- Patents Pending……………….13
- Provisionals……………………….4
- Registered Designs…………….9
- U.S. Trademarks…………………1

our go to market strategy

1. content creation
2. traditional public relations strategy
3. social media reach and dissemination
4. video engagement
5. distributor channels / existing network
6. private security and foreign LE / military

our go to market strategy (con't)

1 content creation

- Use media design firm to prepare e-commerce / online store (Shopify)
- Online store will ensure ease of purchase by implementing the fewest number of clicks to checkout
- Implement Apple Pay within online store to simplify payment process
- Create teaser videos for landing pages on website
- Take product photography and create SKUs for byrna products and accessories

2 traditional public relations strategy

- Use SaaS analytic platform (TrendKite) to identify journalists with most active user engagement and article shares in target submarkets
- Stimulate consumer engagement through article shares and likes across social media platforms
- Convert discussions and interest to sales by diverting traffic to e-commerce / online store

3 social media reach and dissemination

- Use SaaS analytic platform (InsightPool) to identify influencers on Twitter and Instagram for target submarkets
- Execute outreach campaign upon website launch and start user engagement and discussion about product
- Drive traffic to product site and generate sales

our go to market strategy (con't)

4 video engagement

- Leverage existing followers of leading YouTube channels in target submarkets and get users to engage in discussion of industry and product
- Allow potential for end user videos to go viral and cross share through social media
- Convert interest and engagement into sales

5 distributor channels / existing network

- Finalize supply agreement with South African distributor
- Onboard existing 40MM distributors to carry byrna brand
- Pursue distributors in broader African market and countries with large addressable markets
- Leverage existing network from non-lethal 40MM BIP product line and stimulate engagement in law enforcement and off duty officers market
- Build awareness on byrna brand for byrna PE release in 2019

6 private security and foreign LE / military

- Approach private security and cash in transit markets with operational byrna HD product
- Tap into markets with highly restrictive policies on guns and lethal weapons and advocate byrna HD and PE PSDs as alternatives
- Approach foreign law enforcement supplies and military organizations on a direct basis

sales and guidance

sales growth



Rolling Quarterly Trailing Twelve Months Sales
$400,000
$300,000
$200,000
$100,000
$0
$151,628
$227,081
$266,807
$272,508
$286,825
$328,395
TTM Q1 2017
TTM Q2 2017
TTM Q3 2017
TTM Q4 2017
TTM Q1 2018
TTM Q2 2018

Source: SDI Company Filings.
Note: Quarterly Trailing Twelve Months Sales is defined as the sum of quarterly sales for the past 4 quarters. For example, TTM Q1 2017 is the total sales from Q2 2016-Q1 2017.

guidance

Management believes there is a multi-billion dollar market, domestically and internationally, for effective mid and long range self defense devices that can be purchased by consumers without the need for a special license or permit.

The initial product run for the byrna HD will be 10,000 units. Management expects initial unit requirements for the byrna HD to be in thousands (000s) of units in the South African markets based on the signed MOU for 1,000 units with a South African gun store chain. The balance of the product run will be shipped to the U.S. for sale to the consumer market.

Management is primarily pursuing an e-commerce go-to market strategy domestically and will have more information in the back half of 2018 on expected demand.